EXHIBIT 99.01

FOR IMMEDIATE RELEASE Contact: Brian Jaquet Handspring, Inc. 650-230-5211 bjaquet@handspring.com

HANDSPRING REPORTS FOURTH QUARTER RESULTS

MOUNTAIN VIEW, Calif., (July 22, 2003)— Handspring, Inc. (Nasdaq: HAND) today reported results for the fourth quarter of fiscal 2003 ended June 28, 2003.

Revenue for the fourth quarter of fiscal 2003 was $14.5 million, down from $30.8 million in the third quarter of fiscal 2003 and from $49.0 million in the fourth quarter a year ago. Revenue for the quarter included $10.3 million in communicator sales and $4.2 million in sales of organizers and accessories. On a GAAP accounting basis, net loss for the period totaled $13.0 million, or $0.09 per share as compared to a net loss of $90.4 million, or $0.62 per share in the prior quarter, which included charges for the Sunnyvale lease restructuring of $75.9 million. Excluding the amortization of deferred stock compensation and impairment of intangible assets of $1.5 million, Handspring’s non-GAAP net loss for the quarter was $11.5 million, or $0.08 per share as compared to a non-GAAP net loss of $12.8 million, or $0.09 per share in the prior quarter, excluding amortization of deferred stock compensation of $1.7 million and charges for the Sunnyvale lease restructuring of $75.9 million.

As of June 28, 2003, Handspring’s unrestricted cash and short-term investments totaled $36.9 million, down $16.3 million sequentially.

For the fiscal year 2003, Handspring’s total revenue was $147.3 million, down from $240.7 million in fiscal 2002. On a GAAP accounting basis and including the Sunnyvale lease restructuring, Handspring’s fiscal year loss was $131.1 million, or $0.91 per share, compared to a loss of $91.6 million, or $0.71 per share, in fiscal 2002. On a non-GAAP basis excluding the amortization of deferred stock compensation and impairment of intangible assets of $8.5 million and charges for the Sunnyvale lease restructuring of $75.9 million, Handspring’s fiscal year net loss was $46.6 million, or $0.32 per share, compared to a net loss of $71.4 million, or $0.56 per share in the prior year, excluding amortization of deferred stock compensation and intangible assets of $20.2 million.

During the quarter, Handspring announced that the boards of directors of Palm, Inc. and Handspring, Inc. unanimously approved a definitive agreement for Palm to acquire Handspring to form a new, stronger market leader in mobile computing and communications. The two companies anticipate the transaction to close in the fall.

Handspring also introduced the design for its new smartphone family, the Treo 600 series. The Treo 600 is an innovative design that combines a fully integrated QWERTY keyboard with a smaller, more phone-like form factor. The sleek design is the result of significant research and development focused on reducing size, maximizing the utility and ease of use of both phone and data functions, and minimizing trade-offs typically found in converged products. All products in the Treo 600 series will combine a world-class phone, a Palm OS 5-based organizer with messaging, email, and web browsing features. Handspring has received initial stocking orders from key carriers and distributors for the Treo 600, which is expected to ship this fall worldwide.

“Our fiscal Q4 was a watershed quarter for Handspring, with two significant strategic announcements: the Palm merger and the Treo 600 introduction. We also took steps to reduce carrier inventory and manage down operating expenses while conserving cash in preparation for the introduction of the Treo 600 this fall,” said Donna Dubinsky, chief executive officer. “We believe that by combining Palm’s leadership position in handhelds with Handspring’s breakthrough Treo product family, we are well positioned for future leadership in mobile computing and communications.”

Other highlights of the fourth quarter included:

•	Establishing a key partnership with Orange S.A. to bring Treo 600 to Europe

•	Bringing the award-winning Treo 270 product line to the AT&T GSM/GPRS network nationwide

•	Treo 600 winning Best of Show at CeBit America in New York

•	Launching the Treo 270 in Brazil with partner Alldix

FIRST QUARTER FISCAL 2004 BUSINESS OUTLOOK

Handspring’s business outlook for the coming quarter will be affected by the following factors:

1. The company expects first shipments of the new Treo 600 late in its fiscal Q1 ending September. Because of the challenges of manufacturing a complex, new product, the total volumes that can be built and shipped for revenue could vary widely. The company’s best estimate at this time is that fiscal Q1 revenues will be comparable to the quarter just completed.

2. The company expects to exit the first quarter with significant backlog that will be shippable in fiscal Q2.

3. The company expects gross margins in Q1 will be comparable with gross margins in Q4, and will improve in future quarters as volumes increase.

4. The company does not expect significant revenues in the future from the sale of organizers.

5. The company expects operating expenses in fiscal Q1 to increase from current levels as a result of higher sales and marketing expenses associated with the launch of its new product.

CONFERENCE CALL INFORMATION

Handspring’s earnings conference call will be webcast on its web site at www.handspring.com, live at 2 p.m. PDT (Pacific Daylight Time) on Tuesday, July 22nd, 2003. The audio replay of the company’s Q3 conference call can be accessed via telephone after 4:30 p.m. PDT Tuesday, July 22nd, 2003 until 4:30 p.m. PDT Friday, August 1st, 2003 by calling 402-977-9140 and entering the reservation number 21138381.

ABOUT HANDSPRING

Handspring is a leading innovator in personal communications and handheld computing. The company’s products include the Treo wireless communicators and Treo 90 organizer, the Visor expandable handheld computers, and client and server software for fast Web access from handheld devices and mobile phones. Today Handspring sells its products and accessories at www.handspring.com and through select Internet, retail and carrier partners in the United States, Europe, Asia, Australia, New Zealand, Canada, the Middle East and Mexico/Latin America.

CAUTIONARY STATEMENT

This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding the following: the timing of the completion of the merger of Palm and Handspring; the future product features of the Treo 600 series; the availability of Treo 600 this Fall throughout the world; the potential for the merger of Palm and Handspring to position the combined company for future leadership in mobile computing and communications; the Treo 600’s potential emergence as a breakthrough product in the smartphone category; and the company’s first fiscal quarter outlook for product shipments, revenue, backlog, gross margins, and operating expenses. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including, without limitation, the following: the approval of the merger by the Palm and Handspring stockholders; the satisfaction of closing conditions relating to the merger, including the receipt of regulatory approvals; the successful integration of Handspring’s employees and technologies with those of Palm; Handspring’s ability to develop and deliver innovative communicator products that meet carriers’ specifications and expected delivery dates; the degree to which wireless carriers will facilitate the successful introduction of Handspring’s wireless products; the timing of the build-out of advanced wireless networks and the quality and scope of voice and data service coverage offered by wireless carriers; carrier and end user customer acceptance of and demand for communicators in general and Handspring’s products in particular; overall product quality; and the rapid pace of technological change and competitive developments in the handheld computer and wireless communications industries. A detailed discussion of these and other risks and uncertainties is included in Handspring’s most recent filings with the Securities and Exchange Commission and in the Form S-4 filed by Palm on July 3, 2003 in connection with the proposed merger of Palm and Handspring. Handspring assumes no obligation to update the forward-looking information contained in this press release.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

On July 3, 2003, in connection with the proposed reorganization transaction involving Palm, PalmSource and Handspring, Palm filed with the SEC a Registration Statement on Form S-4 containing a proxy statement/prospectus. In addition, on July 3, 2003, PalmSource filed with the SEC a Registration Statement on Form S-4 containing a prospectus relating to the distribution of PalmSource shares to the existing stockholders of Palm. Investors and security holders are urged to read these filings because they contain important information about the reorganization transaction described herein. Investors and security holders may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by Palm by contacting of Palm Investor Relations (877.696.7256 or palm.ir@corp.Palm.com). Investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by Handspring by contacting Handspring Investor Relations (Bill Slakey at 650.230.5000 or bslakey@Handspring.com). Investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by PalmSource by contacting PalmSource Investor Relations (Al Wood at 408.400.3000 or Al.Wood@Palmsource.com).

Palm and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Palm and Handspring in connection with the reorganization transaction described herein. Information regarding the special interests of these directors and executive officers in the reorganization transaction described herein is set forth in the proxy statement/prospectus, which is included in the Registration Statement on Form S-4 filed by Palm with the SEC on July 3, 2003. PalmSource and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Palm and Handspring in connection with the reorganization transaction described herein. Information regarding the special interests of these directors and executive officers in the reorganization transaction described herein is set forth in the prospectus, which is included in the Registration Statement on Form S-4 filed by PalmSource with the SEC on July 3, 2003. This document is available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and from Palm by contacting Palm Investor Relations (877.696.7256 or palm.ir@corp.Palm.com).

Handspring and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Handspring and Palm in connection with the reorganization transaction described herein. Information regarding the special interests of these directors and executive officers in the reorganization transaction described herein is set forth in the proxy statement/prospectus, which is included in the Registration Statement on Form S-4 filed by Palm with SEC on July 3, 2003. Additional information regarding these directors and executive officers is also included in Handspring’s proxy statement for its 2002 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on or about October 1, 2002. This document is available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and from Handspring by contacting Handspring Investor Relations (Bill Slakey at 650.230.5000 or bslakey@Handspring.com).

Handspring, the Handspring logo, Treo, the Treo logo and Visor, are trademarks of Handspring, Inc. and may be registered in certain jurisdictions. All other brand names are trademarks of their respective owners.

HANDSPRING, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended				Three Months Ended
	June 28, 2003				June 29, 2002

	GAAP (A)	Difference		Non-GAAP (B)	GAAP (A)	Difference		Non-GAAP (C)

Revenue	$14,463	$—		$14,463	$49,010	$—		$49,010

Costs and operating expenses:
Cost of revenue	11,226	—		11,226	36,983	—		36,983
Research and development	5,716	—		5,716	5,421	—		5,421
Selling, general and administrative	9,292	—		9,292	18,933	—		18,933
Amortization of deferred stock compensation and intangibles (*)	1,548	(1,548	)(D)	—	3,705	(3,705	)(E)	—

Total costs and operating expenses	27,782	(1,548)		26,234	65,042	(3,705)		61,337

Loss from operations	(13,319)	1,548		(11,771)	(16,032)	3,705		(12,327)
Interest and other income, net	271	—		271	739	—		739

Loss before taxes	(13,048)	1,548		(11,500)	(15,293)	3,705		(11,588)
Income tax provision	—	—		—	100	—		100

Net loss	$(13,048)	$1,548		$(11,500)	$(15,393)	$3,705		$(11,688)

Basic and diluted net loss per share	$(0.09)	$0.01		$(0.08)	$(0.11)	$0.03		$(0.08)

Shares used in calculating basic and diluted net loss per share	148,229			148,229	139,178			139,178

(*) Amortization of deferred stock compensation and intangibles:
Cost of revenue	$161				$479
Research and development	551				836
Selling, general and administrative	836				2,390

	$1,548				$3,705

(A)	Reflects operating results based on U.S. generally accepted accounting principles (or GAAP).

(B)	Non-GAAP amounts exclude amortization of deferred stock compensation and intangibles and restructuring charges associated with the Sunnyvale lease restructuring.

(C)	Non-GAAP amounts exclude amortization of deferred stock compensation and intangibles.

(D)	Non-cash charge related to the amortization of deferred stock compensation, primarily related to stock options granted prior to our IPO, and the impairment of intangibles, related to the acquisition of BlueLark Systems.

(E)	Non-cash charge related to the amortization of deferred stock compensation, primarily related to stock options granted prior to our IPO, and intangibles, consisting of goodwill and assembled workforce as part of the acquisition of BlueLark Systems.

HANDSPRING, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Year Ended				Year Ended
	June 28, 2003				June 29, 2002

	GAAP (A)	Difference		Non-GAAP (B)	GAAP (A)	Difference		Non-GAAP (C)

				(Unaudited)				(Unaudited)
Revenue	$147,256	$—		$147,256	$240,651	$—		$240,651

Costs and operating expenses:
Cost of revenue	112,152	—		112,152	205,917	—		205,917
Research and development	22,226	—		22,226	24,739	—		24,739
Selling, general and administrative	61,053	—		61,053	85,612	—		85,612
Amortization of deferred stock compensation and intangibles (*)	8,516	(8,516	)(D)	—	20,181	(20,181	)(E)	—
Sunnyvale lease restructuring	75,931	(75,931	)(F)	—	—	—

Total costs and operating expenses	279,878	(84,447)		195,431	336,449	(20,181)		316,268

Loss from operations	(132,622)	84,447		(48,175)	(95,798)	20,181		(75,617)
Interest and other income, net	1,802	—		1,802	5,259	—		5,259

Loss before taxes	(130,820)	84,447		(46,373)	(90,539)	20,181		(70,358)
Income tax provision	238	—		238	1,050	—		1,050

Net loss	$(131,058)	$84,447		$(46,611)	$(91,589)	$20,181		$(71,408)

Basic and diluted net loss per share	$(0.91)	$0.58		$(0.32)	$(0.71)	$0.16		$(0.56)

Shares used in calculating basic and diluted net loss per share	144,444			144,444	128,221			128,221

(*) Amortization of deferred stock compensation and intangibles:
Cost of revenue	$1,080				$2,586
Research and development	1,966				4,672
Selling, general and administrative	5,470				12,923

	$8,516				$20,181

(A)	Reflects operating results based on U.S. generally accepted accounting principles (or GAAP).

(B)	Non-GAAP amounts exclude amortization of deferred stock compensation and intangibles and restructuring charges associated with the Sunnyvale lease restructuring.

(C)	Non-GAAP amounts exclude amortization of deferred stock compensation and intangibles.

(D)	Non-cash charge related to the amortization of deferred stock compensation, primarily related to stock options granted prior to our IPO, and the impairment of intangibles, related to the acquisition of BlueLark Systems.

(E)	Non-cash charge related to the amortization of deferred stock compensation, primarily related to stock options granted prior to our IPO, and intangibles, consisting of goodwill and assembled workforce as part of the acquisition of BlueLark Systems.

(F)	One-time charge for the restructuring of leases associated with the Sunnyvale facility.

HANDSPRING, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 28, 2003	June 29, 2002

ASSETS
Current assets:
Cash and cash equivalents	$31,308	$85,554
Short-term investments	5,602	15,235
Accounts receivable, net	5,290	20,491
Prepaid expenses and other current assets	2,956	3,667
Inventories	3,841	20,084
Restricted investments for committed tenant improvements and other	8,185	—

Total current assets	57,182	145,031
Restricted investments	—	49,482
Property and equipment, net	5,917	12,478
Construction in progress-Sunnyvale tenant improvements	—	6,614
Construction in progress-Sunnyvale property	14,291	73,979
Other assets	3,377	2,570

Total assets	$80,767	$290,154

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,661	$44,490
Provision for committed tenant improvements and other	8,185	—
Non-cash obligations for CIP-Sunnyvale property	—	73,979
Accrued liabilities	33,853	48,779

Total current liabilities	57,699	167,248
Long-term liabilities:
Non-cash obligations for CIP-Sunnyvale property	14,291	—
Sunnyvale note payable-LT	2,150	—
Stockholders’ equity:
Common stock	149	143
Additional paid-in capital	425,983	419,256
Deferred stock compensation	(1,284)	(9,468)
Accumulated other comprehensive loss	(931)	(793)
Accumulated deficit	(417,290)	(286,232)

Total stockholders’ equity	6,627	122,906

Total liabilities and stockholders’ equity	$80,767	$290,154